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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Gexa Corp. (the "Company") on Form 10-KSB for the period ending December 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Neil Leibman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NEIL LEIBMAN Neil Leibman Chief Executive Officer Dated: May 18, 2004

        A signed original of this written statement required by Section 906 has been provided to Gexa Corp. and will be retained by Gexa Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002